FIDUCIARY MANAGEMENT ASSOCIATES -
LARGE CAPITALIZATION GROWTH PORTFOLIO

500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000


ANNUAL REPORT
SEPTEMBER 30, 1996




                                              FIDUCIARY MANAGEMENT ASSOCIATES -
LETTER TO SHAREHOLDERS                    LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

November 21, 1996

Dear Shareholder:

We are pleased to provide this first annual report for the Fiduciary Management Associates - Large Capitalization Growth Portfolio. Shown below is the Portfolio's total return from inception (May 2, 1996) through September 30, 1996. For comparison, we've also shown the return for the S&P 500 Stock Index, a common measure of the broad stock market, during the same time period.

                                    TOTAL RETURN
                           PERIOD ENDED SEPTEMBER 30, 1996
                            SINCE INCEPTION (MAY 2, 1996)
                            -----------------------------
FMA - LARGE-CAP PORTFOLIO                 8.70%
S&P 500 STOCK INDEX                       7.91%

THE S&P 500 IS UNMANAGED.


During the fiscal year ended September 30, 1996, U.S. corporations continued to experience robust operating earnings and cash flow while the economic backdrop remains one of moderate growth and moderate inflation. The position of U.S. companies in the world economy is strong, underpinned by technology leadership and many years of corporate cost cutting. Finally, there is nothing in the fiscal or monetary policy arenas to cause significant concern. By our calculation, the price/earnings ratio for the market is in the mid-range for normal market environments. While some increase in this ratio is possible, we expect consistent, moderately-rising corporate earnings to result in higher equity prices. We believe that well-chosen growth equities can still provide a comfortable average annual return in excess of the 7% yield of long U.S. Treasury bonds.

Our bullishness does not ignore the potential for interim volatility, nor the possibility of a major market shock due to unforeseen developments. However, there is a trade-off between pursuing high returns and positioning the fund to weather market corrections.

For this reason, we have sought to keep the Portfolio's weighted price/earnings ratio at a reasonable level and have substantially increased diversification. We see nothing inconsistent in being bullish and yet acting with this extra degree of caution which we recognize might lead to modest underperformance in the current bull market. Admittedly, this "insurance" is unlikely to allow the portfolio to escape a downturn unscathed, but it will help dampen the effects of a market decline.

We appreciate your investment in the FMA - Large Capitalization Growth Portfolio and look forward to reporting further developments in the future.

Sincerely,


Alden M. Stewart
President


John A. Koltes
Vice President and Portfolio Manager


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TEN LARGEST HOLDINGS                          FIDUCIARY MANAGEMENT ASSOCIATES -
SEPTEMBER 30, 1996                        LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                VALUE        PERCENT OF NET ASSETS
-------------------------------------------------------------------------
Intel Corp.                        $  753,956                 6.4%
Norwest Corp.                         645,825                 5.5
Hewlett-Packard Co.                   624,000                 5.3
Federal National Mortgage Assn.       603,337                 5.1
Walt Disney Co.                       532,350                 4.5
Merrill Lynch & Co., Inc.             492,188                 4.2
Microsoft Corp.                       461,562                 3.9
Merck & Co., Inc.                     457,437                 3.9
General Electric Co.                  436,800                 3.7
Cisco Systems, Inc.                   428,231                 3.7
                                   $5,435,686                46.2%


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PORTFOLIO OF INVESTMENTS                      FIDUCIARY MANAGEMENT ASSOCIATES -
SEPTEMBER 30, 1996                        LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-99.7%
CONSUMER PRODUCTS & SERVICES-38.6%
AIRLINES-1.2%
Northwest Airlines Corp. Cl.A (a)                 4,000       $  141,500

BEVERAGES-5.0%
Coca-Cola Co.                                     6,800          345,950
PepsiCo, Inc.                                     8,500          240,125
                                                             ------------
                                                                 586,075

COSMETICS-2.7%
Gillette Co.                                      4,400          317,350

ENTERTAINMENT & LEISURE-5.6%
Time Warner, Inc.                                 3,400          131,325
Walt Disney Co.                                   8,400          532,350
                                                             ------------
                                                                 663,675

HOUSEHOLD PRODUCTS-4.8%
Colgate-Palmolive Co.                             4,000          347,500
Johnson & Johnson Co.                             4,300          220,375
                                                             ------------
                                                                 567,875

PRINTING & PUBLISHING-4.4%
Gannett, Inc.                                     4,500          316,687
Scripps E. W. Co.                                 4,300          200,488
                                                             ------------
                                                                 517,175

RESTAURANTS & LODGING-7.1%
Marriot International, Inc.                       3,200          176,400
McDonald's Corp.                                  6,900          326,887
Wrigley (Wm) Jr. Co.                              5,500          331,375
                                                             ------------
                                                                 834,662

RETAILING-4.7%
Home Depot, Inc.                                  6,500          369,688
Wal-Mart Stores, Inc.                             6,800          179,350
                                                             ------------
                                                                 549,038

TOBACCO-3.1%
Philip Morris Cos., Inc.                          4,100          367,975
                                                             ------------
                                                               4,545,325

TECHNOLOGY-29.7%
COMPUTER HARDWARE-7.5%
COMPAQ Computer Corp. (a)                         4,100          262,912
Hewlett-Packard Co.                              12,800          624,000
                                                             ------------
                                                                 886,912

COMPUTER SOFTWARE & SERVICES-10.4%
Cisco Systems, Inc. (a)                           6,900          428,231
Electronic Data Systems Corp.                     1,700          104,338
First Data Corp.                                  1,900          155,088
Microsoft Corp. (a)                               3,500          461,562
Oracle Systems Corp. (a)                          1,700           72,356
                                                             ------------
                                                               1,221,575

ELECTRICAL EQUIPMENT-3.7%
General Electric Co.                              4,800          436,800

SEMI-CONDUCTORS & RELATED-6.4%
Intel Corp.                                       7,900          753,956

TELECOMMUNICATIONS-1.7%
LIN Television Corp. (a)                          4,000          164,000
Tele-Communications - Liberty Media Cl. A (a)     1,100           31,488
                                                             ------------
                                                                 195,488
                                                             ------------
                                                               3,494,731

FINANCIALSERVICES-20.4%
BANKS-5.5%
Norwest Corp.                                    15,800          645,825

BROKERAGE & MONEY MANAGEMENT-4.2%
Merrill Lynch & Co., Inc.                         7,500          492,188


3



                                              FIDUCIARY MANAGEMENT ASSOCIATES -
PORTFOLIO OF INVESTMENTS (CONTINUED)      LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FINANCE-9.1%
Citicorp                                          2,200      $   199,375
Federal National Mortgage Assn.                  17,300          603,337
MBNA Corp.                                        7,700          267,575
                                                             ------------
                                                               1,070,287

INSURANCE-1.6%
American International Group, Inc.                1,900          191,425
                                                             ------------
                                                               2,399,725

HEALTH CARE-11.0%
DRUGS-11.0%
Abbott Laboratories                               4,000          197,000
Amgen, Inc. (a)                                   6,700          422,938
Merck & Co., Inc.                                 6,500          457,437
Schering-Plough Corp.                             3,500          215,250
                                                             ------------
                                                               1,292,625

TOTAL INVESTMENTS-99.7%
  (cost $10,480,043)                                          11,732,406
Other assets less liabilities-0.3%                                37,085

NET ASSETS-100%                                              $11,769,491


(a)  Non-income producing security.

See notes to financial statements.


4



STATEMENT OF ASSETS AND LIABILITIES           FIDUCIARY MANAGEMENT ASSOCIATES -
SEPTEMBER 30, 1996                        LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $10,480,043)            $11,732,406
  Cash                                                                   31,392
  Dividends receivable                                                   23,383
  Total assets                                                       11,787,181

LIABILITIES
  Accrued expenses                                                       17,690
  Total liabilities                                                      17,690

NET ASSETS                                                          $11,769,491

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                             $    10,826
  Additional paid-in capital                                         10,322,679
  Undistributed net investment income                                    54,582
  Accumulated net realized gain                                         129,041
  Net unrealized appreciation of investments                          1,252,363
                                                                    $11,769,491

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (based on 1,082,597 shares of beneficial interest outstanding)         $10.87


See notes to financial statements.


5



STATEMENT OF OPERATIONS                       FIDUCIARY MANAGEMENT ASSOCIATES -
MAY 2, 1996* TO SEPTEMBER 30, 1996        LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                              $ 92,676
  Interest                                                 30,580    $  123,256

EXPENSES
  Advisory fee                                             49,598
  Custodian                                                14,592
  Audit and legal                                          10,260
  Trustees' fees                                            8,056
  Transfer agency                                           2,432
  Miscellaneous                                               456
  Total expenses                                           85,394
  Less: expenses waived and assumed by adviser
    (See Note B)                                          (16,720)
  Net expenses                                                           68,674
  Net investment income                                                  54,582

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                      129,041
  Net unrealized appreciation of investments                          1,252,363
  Net gain on investments                                             1,381,404

NET INCREASE IN NET ASSETS FROM OPERATIONS                           $1,435,986



STATEMENT OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                                   MAY 2, 1996*
                                                                        TO
                                                                   SEP. 30,1996
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                            $     54,582
  Net realized gain on investments                                      129,041
  Net unrealized appreciation of investments                          1,252,363
  Net increase in net assets from operations                          1,435,986

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                                       10,333,405
  Total increase                                                     11,769,391

NET ASSETS
  Beginning of period                                               $       100
  End of period                                                     $11,769,491


*  Commencement of operations.
   See notes to financial statements.


6



NOTES TO FINANCIAL STATEMENTS                 FIDUCIARY MANAGEMENT ASSOCIATES -
SEPTEMBER 30, 1996                        LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Large Capitalization Growth Portfolio (the "Fund") which is a Massachusetts business trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operation on May 2, 1996 the Portfolio had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares of common stock for the aggregate amount of $100 on April 18, 1996. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. In determining fair value, consideration is given to cost, operating, and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65% of the average daily net assets of the Fund. The Adviser has agreed, under the terms of the Investment Advisory Agreement, to reimburse the Fund to the extent that its aggregate expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. The Adviser voluntarily agreed to reimburse the Fund for the period ended September 30, 1996 for expenses exceeding .90 of 1% of its average daily net assets. For the period ended September 30, 1996, the reimbursement amounted to $16,720.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,432 for the period ended September 30, 1996.

Brokerage commissions paid on securities transactions for the period ended September 30, 1996 amounted to $30,255, none of which was paid to affiliated brokers.


7


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) aggregated $20,261,067 and $9,910,065, respectively, for the period ended September 30, 1996. At September 30, 1996, the cost of securities for federal income tax purposes was $10,483,684. Accordingly, gross unrealized appreciation of investments was $1,363,760 and gross unrealized depreciation of investments was $115,038 resulting in net unrealized appreciation of $1,248,722.

NOTE D: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                                                       SHARES         AMOUNT
                                                   -------------   ------------
                                                    MAY 2,1996*     MAY 2,1996*
                                                         TO             TO
                                                   SEP. 30, 1996   SEP. 30,1996
                                                   -------------   ------------
Shares sold                                          2,080,984     $20,982,499
Shares issued in reinvestment of distributions              -0-             -0-
Shares redeemed                                       (998,387)    (10,649,094)
Net increase                                         1,082,597     $10,333,405


*  Commencement of operations.


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                                              FIDUCIARY MANAGEMENT ASSOCIATES -
FINANCIAL HIGHLIGHTS                      LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE
PERIOD

                                                                 MAY 2,1996(A)
                                                                       TO
                                                                  SEP. 30,1996
                                                                 --------------
Net asset value, beginning of period                                 $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                   .05
Net realized and unrealized gain on investments                         .82
Net increase in net asset value from operations                         .87
Net asset value, end of period                                       $10.87

TOTAL RETURN
Total investment return based on net asset value (b)                   8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                           $11,769
Ratios of average net assets of:
  Expenses, net of waivers/reimbursements                               .90%(c)
  Expenses, before waivers/reimbursements                              1.12%(c)
  Net investment income                                                 .72%(c)
Portfolio turnover rate                                                  60%
Average commission rate (d)                                          $.0641


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


9



REPORT OF ERNST & YOUNG LLP                  FIDUCIARY MANAGEMENT ASSOCIATES -
INDEPENDENT AUDITORS                      LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES FIDUCIARY MANAGEMENT ASSOCIATES-LARGE CAPITALIZATION GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Fiduciary Management Associates-Large Capitalization Growth Portfolio, including the portfolio of investments, as of September 30 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 1996 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary Management Associates-Large Capitalization Growth Portfolio at September 30, 1996 and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 1996 to September 30, 1996, in conformity with generally accepted accounting principles.


New York, New York
November 1, 1996


10



                                              FIDUCIARY MANAGEMENT ASSOCIATES -
                                          LARGE CAPITALIZATION GROWTH PORTFOLIO
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
JOHN A. KOLTES, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
TIMOTHY D. RICE, VICE PRESIDENT
PAUL ULLMAN, VICE PRESIDENT
PATRICIA YOUNG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


11